EXHIBIT 99.2
                                                                    ------------

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                  HM3 Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                         III, L.P.

Date of Event Requiring Statement:    October 10, 2006

Issuer Name and Ticker Symbol:        LIN TV Corp., Inc.  (NYSE:  TVL)

Signature:                            HM3 COINVESTORS, L.P.

                                      By: Hicks Muse GP Partners III, L.P., its
                                          General Partner

                                      By: Hicks Muse Fund III Incorporated, its
                                          General Partner


                                      By: /s/  David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Finanacial
                                          Officer

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                  HM3/GP Partners, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                         III, L.P.

Date of Event Requiring Statement:    October 10, 2006

Issuer Name and Ticker Symbol:        LIN TV Corp., Inc.  (NYSE:  TVL)

Signature:                            HM3/GP PARTNERS, L.P.

                                      By: Hicks Muse GP Partners III, L.P., its
                                          General Partner

                                      By: Hicks Muse Fund III Incorporated, its
                                          General Partner


                                      By: /s/  David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Finanacial
                                          Officer

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                  Hicks Muse GP Partners III, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                         III, L.P.

Date of Event Requiring Statement:    October 10, 2006

Issuer Name and Ticker Symbol:        LIN TV Corp., Inc.  (NYSE:  TVL)

Signature:                            HICKS MUSE GP PARTNERS III, L.P.

                                      By: Hicks Muse Fund III Incorporated, its
                                          General Partner


                                      By: /s/  David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Finanacial
                                          Officer

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                  Hicks Muse Fund III Incorporated

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund
                                         III, L.P.

Date of Event Requiring Statement:    October 10, 2006

Issuer Name and Ticker Symbol:        LIN TV Corp., Inc.  (NYSE:  TVL)

Signature:                            HICKS MUSE FUND III INCORPORATED

                                      By: /s/  David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Finanacial
                                          Officer